UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2009

NAVISTAR FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-04146	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 30, 2009, Navistar Financial Retail Receivables Corporation, a Delaware corporation (the “Seller”), entered into an amended and restated Trust Agreement, a copy of which is filed as an exhibit hereto, with Deutsche Bank Trust Company Delaware, as owner trustee, relating to the Navistar Financial 2009-A Owner Trust (the “Trust”), a Delaware statutory trust created on March 18, 2009. On April 30, 2009, Navistar Financial Corporation, a Delaware corporation (“NFC”), and the Seller entered into a Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which retail loans secured by medium and heavy duty trucks, truck chassis, buses and trailers and related property were sold by NFC to the Seller. On April 30, 2009, the Seller and the Trust entered into a Pooling Agreement, a copy of which is filed as an exhibit hereto, pursuant to which retail loans secured by medium and heavy duty trucks, truck chassis, buses and trailers and related property were transferred by the Seller to the Trust. On April 30, 2009, NFC, the Seller, the Trust and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”), entered into a Servicing Agreement, a copy of which is filed as an exhibit hereto, pursuant to which NFC agreed to perform the servicing obligations set forth therein relating to the receivables and related property held by the Trust. On April 30, 2009, the Trust issued to the Seller a Floating Rate Asset Backed Note, Series 2009-A (the “Note”), having an aggregate principal amount of $298,639,300.17, pursuant to an Indenture, dated as of April 30, 2009, between the Trust and the Indenture Trustee, a copy of which is filed as an exhibit hereto. On April 30, 2009, the Note was sold by the Seller to Royal Bank of Canada, a Canadian chartered bank, acting through a New York branch, as agent to the investors, pursuant to a Note Purchase Agreement, among the Seller, NFC, individually and as servicer, Royal Bank of Canada, as agent for the investors, and Thunder Bay Funding, LLC, a Delaware limited liability company, as the conduit investor, a copy of which is filed as an exhibit hereto.

On April 30, 2009, Navistar Financial Corporation and Truck Retail Accounts Corporation entered into Amendment No. 1 to Receivables Sale Agreement, as consented to by JPMorgan Chase Bank, N.A., as agent, which amendment serves to exclude certain receivables identified by Navistar, Inc. or NFC as having an expectation that such receivable may be refinanced by NFC or any of its affiliates and flagged in Navistar, Inc.’s records from being sold to Truck Retail Account Corporation.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.1	Note Purchase Agreement, dated as of April 30, 2009, among the Seller, Navistar Financial Corporation, individually and as servicer, Royal Bank of Canada, as agent for the investors, and Thunder Bay Funding, LLC, as the conduit investor.

Exhibit 10.2	Pooling Agreement, dated as of April 30, 2009, between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2009-A Owner Trust, as issuer.

Exhibit 10.3	Indenture, dated as of April 30, 2009, between Navistar Financial 2009-A Owner Trust, as issuer, and The Bank of New York Mellon, as indenture trustee.

Exhibit 10.4	Trust Agreement, dated as of April 30, 2009, between Navistar Financial Retail Receivables Corporation, as seller, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 10.5	Purchase Agreement, dated as of April 30, 2009, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation.

Exhibit 10.6	Servicing Agreement, dated April 30, 2009, among Navistar Financial Retail Receivables Corporation, The Bank of New York Mellon, as indenture trustee, Navistar Financial 2009-A Owner Trust, as issuer, and Navistar Financial Corporation, as servicer.

Exhibit 10.7	Amendment No. 1 to Receivables Sale Agreement, dated as of April 30, 2009, between Navistar Financial Corporation and Truck Retail Accounts Corporation, as consented to by JPMorgan Chase Bank, N.A., as agent.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION

/s/ Bill V. McMenamin
By:	Bill V. McMenamin
Its:	Vice President, Chief Financial Officer and Treasurer

Date: May 5, 2009

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Note Purchase Agreement, dated as of April 30, 2009, among the Seller, Navistar Financial Corporation, individually and as servicer, Royal Bank of Canada, as agent for the investors, and Thunder Bay Funding, LLC, as the conduit investor.

Exhibit 10.2	Pooling Agreement, dated as of April 30, 2009, between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2009-A Owner Trust, as issuer.

Exhibit 10.3	Indenture, dated as of April 30, 2009, between Navistar Financial 2009-A Owner Trust, as issuer, and The Bank of New York Mellon, as indenture trustee.

Exhibit 10.4	Trust Agreement, dated as of April 30, 2009, between Navistar Financial Retail Receivables Corporation, as seller, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 10.5	Purchase Agreement, dated as of April 30, 2009, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation.

Exhibit 10.6	Servicing Agreement, dated April 30, 2009, among Navistar Financial Retail Receivables Corporation, The Bank of New York Mellon, as indenture trustee, Navistar Financial 2009-A Owner Trust, as issuer, and Navistar Financial Corporation, as servicer.

Exhibit 10.7	Amendment No. 1 to Receivables Sale Agreement, dated as of April 30, 2009, between Navistar Financial Corporation and Truck Retail Accounts Corporation, as consented to by JPMorgan Chase Bank, N.A., as agent.